SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  April 10, 1998


                             APAC TELESERVICES, INC.
               (Exact name of registrant as specified in charter)


          Illinois                0-26786                36-2777140
(State or other jurisdiction    (Commission             (IRS Employer
      of incorporation)         file number)          Identification No.)


One Parkway North Center,  Suite 510, Deerfield, IL     60015
(Address of principal executive offices)              (zip code)




Registrant's telephone number, including area code  847/374-4980




                                       N/A
          (Former name or former address, if changed since last report)



Item 5.   OTHER EVENTS

     On April 10, 1998, Registrant filed its Definitive Proxy Statement. Attached as Exhibit 99.1 to this Form 8-K is the Registrant's Amended and Restated 1995 Incentive Stock Plan reflecting the amendments proposed in the Proxy Statement.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               Exhibit No.    Description of Document

               (99.1)    Amended and Restated 1995 Incentive Stock Plan.






                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 10, 1998         APAC TELESERVICES, INC.


                              By:  /s/ William S. Lipsman
                                       William S. Lipsman, Vice President,
                                       General Counsel and Secretary